EX-99. CERT


CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002


I, Robert C. Doll, Jr., President of Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master Small Cap
Growth Portfolio of Mercury Master Trust, certify that:

1. I have reviewed this report on Form N-CSR of Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master
Small Cap Growth Portfolio of Mercury Master Trust (together, the
"Fund");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Fund as of, and for, the periods presented in this report;

4. The Fund's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Fund and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Fund, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the Fund's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

c) disclosed in this report any change in the Fund's internal control over financial reporting that occurred during the Fund's most recent fiscal half-year (the Fund's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting; and

5. The Fund's other certifying officer(s) and I have disclosed to the Fund's auditors and the audit committee of the Fund's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal control over financial reporting.


Date: January 13, 2005


                    /s/ Robert C. Doll, Jr.
                    Robert C. Doll, Jr.,
                    President of
                    Merrill Lynch Small Cap Growth Fund
                    of Mercury Funds, Inc. and
                    Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust



EX-99. CERT


CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002


I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master
Small Cap Growth Portfolio of Mercury Master Trust, certify that:

1. I have reviewed this report on Form N-CSR of Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master
Small Cap Growth Portfolio of Mercury Master Trust (together, the
"Fund");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Fund as of, and for, the periods presented in this report;

4. The Fund's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Fund and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Fund, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the Fund's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

c) disclosed in this report any change in the Fund's internal control over financial reporting that occurred during the Fund's most recent fiscal half-year (the Fund's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting; and

5. The Fund's other certifying officer(s) and I have disclosed to the Fund's auditors and the audit committee of the Fund's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal control over financial reporting.


Date: January 13, 2005


                    /s/ Donald C. Burke
                    Donald C. Burke,
                    Chief Financial Officer of
                    Merrill Lynch Small Cap Growth Fund
                    of Mercury Funds, Inc. and
                    Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust



Exhibit 99.1350CERT


Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Robert C. Doll, Jr., President of Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master Small Cap
Growth Portfolio of Mercury Master Trust (together, the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: January 13, 2005


                  /s/ Robert C. Doll, Jr.
                  Robert C. Doll, Jr.,
                  President of
                  Merrill Lynch Small Cap Growth Fund
                  of Mercury Funds, Inc. and
                  Merrill Lynch Master Small Cap Growth Portfolio
                  of Mercury Master Trust


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust and will be retained by Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust and furnished to the Securities and Exchange Commission or its staff upon request.



Exhibit 99.1350CERT


Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master
Small Cap Growth Portfolio of Mercury Master Trust (together, the
"Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: January 13, 2005


                  /s/ Donald C. Burke
                  Donald C. Burke,
                  Chief Financial Officer of
                  Merrill Lynch Small Cap Growth Fund
                  of Mercury Funds, Inc. and
                  Merrill Lynch Master Small Cap Growth Portfolio
                  of Mercury Master Trust


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust and will be retained by Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc. and Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust and furnished to the Securities and Exchange Commission or its staff upon request.